     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1999
                                  SECURITIES ACT REGISTRATION NO. 333-__________ INVESTMENT COMPANY ACT FILE NO. 811-09251

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                 ---------------
                                    FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]    Pre-effective Amendment No. __________
[ ]    Post-effective Amendment No. __________

                                     and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]    Amendment no. __________

                 PHOENIX DUFF & PHELPS UTILITIES BOND FUND, INC.
               (Exact name of Registrant as specified in charter)

                              55 EAST MONROE STREET
                             CHICAGO, ILLINOIS 60603
                    (Address of principal executive offices)

                                 (312) 630-4600
              (Registrant's Telephone Number, including Area Code)

                              PHILIP R. MCLOUGHLIN
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                                 (860) 403-5365
                     (Name and address of Agent for Service)

                                 With a copy to:

    PHILIP J. NIEHOFF                                 STEVEN N. ROBINSON
  MAYER, BROWN & PLATT                        CLEARY, GOTTLIEB, STEEN & HAMILTON
190 SOUTH LASALLE STREET                        2000 PENNSYLVANIA AVENUE, N.W.
 CHICAGO, ILLINOIS 60603                            WASHINGTON, D.C.  20006
                                 _______________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

If any securities on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box...........................[_]

[_] this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 333-__________.

                             _______________

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                          PROPOSED MAXIMUM       PROPOSED MAXIMUM
     TITLE OF SECURITIES                                 OFFERING PRICE PER     AGGREGATE OFFERING       REGISTRATION
         REGISTERED              AMOUNT REGISTERED             SHARE                   PRICE                  FEE
Common stock, $.001 par
value per share.............. 4,600,000 shares (1)             $15.00              $69,000,000             $19,182
         (1)      Includes 600,000 shares which may be purchased by the underwriters to cover over-allotments, if any.

                               _______________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 (A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS                            SUBJECT TO COMPLETION -- MARCH __, 1999



                        4,000,000 SHARES OF COMMON STOCK
                 PHOENIX DUFF & PHELPS UTILITIES BOND FUND, INC.



Phoenix Duff & Phelps Utilities Bond Fund, Inc. (the "Fund") is offering 4,000,000 shares of its common stock in an initial public offering. The objective of this newly organized closed-end fund is to generate high current income. We will invest our assets primarily in investment grade rated debt securities issued by domestic and foreign companies in the utilities industry. We may invest the remainder of our assets in below investment grade debt securities, which are rated lower than "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Ratings Group or, if not rated, are believed to be of comparable quality by the Fund's investment sub-adviser. There is, of course, no guarantee that we will achieve our investment objective.

The Fund will be advised by affiliates of Phoenix Investment Partners, Ltd., an investment management organization which managed approximately $53.5 billion through its investment subsidiaries as of December 31, 1998. Of these affiliates, Duff & Phelps Investment Management Co. ("Duff & Phelps"), will implement our investment program as is necessary for the operations of the Fund and manage the utilities portion of the Fund's portfolio. Another affiliate, Phoenix Investment Counsel, Inc. ("Phoenix"), will serve as our investment sub-adviser and will manage the high risk, high yield portion of our portfolio. W.S. Griffith & Co. ("W.S. Griffith"), another affiliate of Phoenix Investment Partners, Ltd., will determine the Fund's asset allocation strategy.

W.S. Griffith will pay the sales load on the shares you buy. We estimate that the expenses for this Offering will be $[ ], including approximately $250,000 to be paid to the underwriters as reimbursement of certain of their expenses in connection with this offering. The Fund will pay the first $0.02 per share of offering expenses from its assets. W.S. Griffith has agreed to pay or to reimburse the underwriters for all expenses in excess of $0.02 per share.

Prior to this offering, there has been no public market for shares of the Fund. The shares of the Fund will be listed on the New York Stock Exchange under the symbol ["___"]. You should be aware that shares of closed-end funds have often traded at a discount to their net asset values and the shares of the Fund may likewise trade at such a discount.


                                                                               Per Share        Total
         Price to Public.............................................           $  15.00        $ 60,000,000
         Sales Load..................................................               None                None
         Proceeds, before expenses, to the Fund......................            $ 15.00        $ 60,000,000

SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGES ___ TO ___ FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN SHARES OF THE FUND.

--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

The underwriters may, under certain circumstances, for a period of 45-days purchase up to 600,000 additional shares from the Fund at the public offering price less the sales load. Delivery and payment for the shares will be on March [__] , 1999.
                              PRUDENTIAL SECURITIES

March __, 1999

                                TABLE OF CONTENTS


                                                           PAGE                                                            PAGE
                                                           ----                                                            ----
Prospectus Summary........................................    3 Taxes....................................................    46
Fund Expenses.............................................   12 Automatic Dividend Reinvestment Plan.....................    49
The Fund..................................................   14 Custodian and Transfer and Dividend Disbursing Agent.....    50
Use of Proceeds...........................................   14 Description of Shares....................................    51
Investment Objectives and Policies........................   14 Underwriting.............................................    54
Other Investment Practices and Portfolio Management             Additional Information...................................    55
Techniques................................................   22 Legal Opinions...........................................    55
Risk Factors and Special Considerations...................   29 Experts..................................................    56
Dividends and Distributions...............................   37 Report of Independent Accountants........................    56
Investment Restrictions...................................   37 Statement of Assets and Liabilities......................
Management of the Fund....................................   38 Appendix A:   Ratings of Corporate Bonds.................   A-1
Directors and Officers of the Fund........................   42 Appendix B:   Ratings of Commercial Paper................   B-1
Portfolio Transactions....................................   44 Appendix C:   General Characteristics and Risks
Determination of Net Asset Value..........................   45               of Strategic Transactions..................   C-1


         The terms "Fund," "Company," "we," "our," and "us" refer to the Phoenix Duff & Phelps Utilities Bond Fund, Inc., unless the context suggests otherwise. The term "you" refers to a prospective investor.

--------------------------------------------------------------------------------

                           FORWARD-LOOKING STATEMENTS

         This prospectus includes forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to risks, uncertainties and assumptions about the Phoenix Duff & Phelps Utilities Bond Fund, Inc., including, among other things:

         - general national and international economic and business conditions in the utilities industry;
         -    our investment opportunities;
         - our expectations and estimates concerning future financial performance, financing plans and the impact of competition;
         -    anticipated trends in the utilities industry;
         -    existing and future regulations affecting the utilities industry;
              and
         - other risk factors set forth under "Risk Factors and Special Considerations" in this prospectus.

         In addition, in this prospectus, the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar expressions, as they relate to the Fund or its management, are intended to identify forward-looking statements.

         We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated in the forward-looking statements.

--------------------------------------------------------------------------------

         You should rely on the information contained in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any other date than the date on the front cover of this prospectus.

                               PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary is not complete and may not contain all of the information that investors should consider before investing in the Fund. Investors should read the entire prospectus carefully.

THE FUND Our investment objective is to generate high current income. We will invest our assets primarily in investment grade rated debt securities issued by domestic and foreign issuers in the utilities industry. We may invest the remainder of our assets in below investment grade debt securities and in debt securities issued by issuers in emerging market countries. The Fund is a closed-end fund. The Fund will be advised by affiliates of Phoenix Investment Partners, Ltd., an investment management organization which managed approximately $53.5 billion through its investment subsidiaries as of December 31, 1998. Of these affiliates, Duff & Phelps Investment Management Co. ("Duff & Phelps"), will implement our investment program as is necessary for the operations of the Fund and manage the utilities portion of the Fund's portfolio. Another affiliate, Phoenix Investment Counsel, Inc. ("Phoenix"), will serve as our investment sub-adviser and will manage the high risk, high yield portion of our portfolio. W.S. Griffith & Co. ("W.S. Griffith"), another affiliate of Phoenix Investment Partners, Ltd., will determine the Fund's asset allocation strategy. Duff & Phelps, Phoenix and W.S. Griffith are, collectively, the "Advisers."

THE OFFERING               We are offering shares of common stock of the Fund
                           at a price of $15.00 per share. The Fund will pay the first $0.02 per share of offering expenses from its assets. W.S. Griffith will pay the sales load on the shares you buy equal to 4.75% of the per share offering price. In addition, W.S. Griffith will pay all offering expenses that exceed $.02 per share.
                           See "Underwriting."

                                                   THE OFFERING

                           Shares offered by the Fund..............   4,000,000 shares
                           Total shares outstanding after
                              this offering........................   4,000,000 shares(1)
                           Use of proceeds.........................   The net proceeds will be invested in accordance
                                                                      with the Fund's investment objectives and
                                                                      policies during a period not to exceed six months
                                                                      from the closing of this offering.  Pending such
                                                                      investment, the net proceeds may be invested in
                                                                      short-term investment grade, interest bearing
                                                                      debt securities.  See "Use of Proceeds."
                           Proposed NYSE symbol....................   [_________________]
                           -----------------
                           (1) Does not include up to 600,000 shares that the
                           underwriters may purchase if they exercise their
                           over-allotment option.

INVESTMENT OBJECTIVES
AND POLICIES               INVESTMENT OBJECTIVE. Our investment objective is to
                           generate high current income. The Fund is designed for investors who are interested in a fund with an emphasis on investment grade debt securities in the utilities sector, but who are also willing to assume the risks associated with a portfolio that invests a portion of its assets in high risk, high yield debt securities. There is no guarantee or assurance that the Fund will achieve its objective.

                           INVESTMENT POLICIES. In line with our investment objective, we will invest our assets primarily in investment grade rated debt securities issued by domestic and foreign issuers in the utilities industry. Under normal market conditions, we will invest at least 65% of our total assets in investment grade rated debt securities of issuers engaged in the production, transmission or distribution of electric energy, telecommunications services, gas or water. These issuers are generally referred to as "utility companies." In addition, to attain higher income than may be available in investment grade securities, we may invest up to 35% of our total assets in high risk, high yield debt securities, which are debt securities rated lower than "Baa" by Moody's Investors Services, Inc. ("Moody's"), "BBB" by Standard & Poors Ratings Group ("S&P") or, if not rated, are believed to be of comparable quality by Phoenix. Debt securities rated Baa/BBB and higher are described as "investment grade," while lower grade securities are classified as "below investment grade" or "junk bonds." Generally, the securities in our portfolio will include the following:

                           - DEBT SECURITIES. Debt securities generally involve the obligation of an issuer to pay interest or, in the case of preferred securities, dividends, on a current basis and to pay the principal amount or liquidation preference of the securities at a future date. The debt securities that we will invest in include investment grade rated short, medium and long term bonds, as well as preferred stock, notes, debentures and other interest-bearing securities issued by utility companies. The Fund may also invest up to 35% of its total assets in below investment grade rated debt securities, which are regarded as predominantly speculative.

                           - FOREIGN DEBT SECURITIES. Foreign debt securities are debt securities issued by non-U.S. entities. The Fund may invest up to 30% of its total assets in U.S. dollar denominated debt securities of foreign issuers, including up to 15% of its total assets in U.S. dollar denominated debt securities issued by the governments of and issuers located in so-called emerging markets (or lesser developed countries).

                           - COLLATERALIZED BOND OBLIGATIONS. Collateralized Bond Obligations (or "CBOs") are structured securities backed by a pool of debt securities. CBOs are typically separated into tranches, or classes, representing differing degrees of credit quality. The top tranche represents the highest credit quality, has the greatest collateralization from the underlying pool of income securities and has the lowest interest rate. Lower CBO tranches have lower credit quality and have higher interest rates intended to compensate for the increased risks. The Fund will not invest more than 15% of its total assets in CBOs. The Fund will not invest in the bottom tranche of CBOs, which receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate and involves a greater risk of default.

                           - OTHER SECURITIES. For a description of other securities in which the Fund may invest, see "Investment Objectives and Policies."

                           INVESTMENT STRATEGY. In selecting debt securities for the Fund's portfolio, the Advisers will seek to identify issuers that they believe have strong financial characteristics. The Advisers believe this strategy should enhance the Fund's ability to earn high current income. The Advisers will consider a number of factors in their analysis, including, but not limited to:

                           -   general industry trends;
                           - the issuer's managerial strength and management quality;
                           -   the regulatory environment;
                           -   the issuer's financial condition and resources;
                           -   the issuer's rates of return on capital;
                           - assessment of the issuer's ability to meet principal and interest payments;
                           -   changing economic and financial conditions; and
                           - credit research on the issuer's financial strength.

                           Under certain market conditions, the Fund may implement a temporary "defensive" strategy at times when the Advisers determine that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of shareholders. This strategy may include investing all or a portion of the Fund's assets in higher-quality, short-term securities, such as securities issued or guaranteed by the United States Government and its agencies and instrumentalities.

                           For a discussion of the services provided by each Adviser, please read the "Management of the Fund" Section of this prospectus on pages [ ] to [ ].

                           RISK MANAGEMENT. The Advisers use proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the least amount of assumed risk. The Fund's investment strategy emphasizes risk management through the following processes:

                           -   creating a diversified portfolio;
                           - performing individual, company-by-company credit research to select securities of issuers that the Advisers believe will be able to meet their debt obligations; and
                           - utilizing the expertise and experience of the management team to make investment decisions.

                           INVESTMENT PRACTICES. In seeking to achieve our investment objective, the Advisers may also use a number of other investment practices and techniques, including:

                           - LEVERAGE. We expect to use leverage to purchase additional securities, which means that the Fund will borrow money, issue preferred shares or engage in other transactions such as reverse repurchase agreements. We expect that as the Fund becomes fully invested, we will use leverage in an amount up to 33 1/3% of our total assets (including the amount obtained through leverage). The use of leverage creates the opportunity for higher income for shareholders but, at the same time, magnifies the effect of any losses, increases the Fund's expenses and involves other risks described below.

                           - OTHER INVESTMENT MANAGEMENT TECHNIQUES. Although not intended to be a significant element in the Fund's basic investment strategy, from time to time the Fund may use various other investment management techniques that involve certain risks and special considerations, including:

                               -   engaging in interest rate and credit
                                   derivatives transactions;
                               -   using options and financial futures;

                               -   making forward commitments; and
                               -   lending the Fund's portfolio securities.

MANAGEMENT OF THE
FUND Affiliates of Phoenix Investment Partners, Ltd., including Duff & Phelps, will serve as our investment advisers. Duff & Phelps will implement the Fund's investment program as is necessary for the operations of the Fund and manage the utilities portion of the Fund's portfolio. Phoenix will serve as the Fund's investment sub-adviser and will manage the high risk, high yield portion of the Fund's portfolio. W.S. Griffith also will serve as an investment adviser to the Fund and will determine the Fund's asset allocation strategy. W.S. Griffith is an affiliate, and Duff & Phelps and Phoenix are subsidiaries, of Phoenix Investment Partners, Ltd., an investment management organization, which managed approximately $53.5 billion through its investment subsidiaries as of December 31, 1998, of which $29 billion was invested in debt securities, including utilities, high yield, emerging markets and other fixed income securities. Duff & Phelps and Phoenix manage a broad spectrum of debt, equity and money market securities with particular expertise in the utilities and high yield sectors of the debt securities market. As of December 31, 1998, Duff & Phelps had approximately $15.9 billion in assets under management, including $3.5 billion of closed-end funds and $7.6 billion of institutional debt accounts. Phoenix had approximately $12.6 billion in assets under management, including approximately $10.1 billion of open-end funds and $2.5 billion of institutional accounts. Together, Duff & Phelps and Phoenix manage a total of 3 closed-end funds, all of which have substantial investment in utility securities.

MANAGEMENT FEES            The Fund will pay the Advisers a total monthly fee at
                           the annual rate of 1.00% of the Fund's "Managed
                           Assets." Managed Assets are the average weekly value of the Fund's assets, including assets purchased with leverage, computed weekly, minus the average value of the Fund's accrued liabilities, other than indebtedness attributable to leverage. The management fee will be paid by the Fund to Duff & Phelps and W.S. Griffith in the amount of .60% and .40%, respectively, of the Fund's Managed Assets. Duff &
                           Phelps, in turn, will pay Phoenix a monthly fee for providing investment sub-advisory services at the annual rate of [____%] of the Fund's Managed Assets.
                           This fee is an obligation of Duff & Phelps, not of the Fund.

ADMINISTRATOR              Zweig/Glaser Advisers LLC will act as the Fund's
                           Administrator. The Fund will pay the Administrator a monthly fee based on the Fund's Managed Assets at the annual rate of 0.10%.

LISTING Prior to this Offering, there has been no public market for the shares. The shares will be listed on the New York Stock Exchange under the symbol "___."

DIVIDENDS AND OTHER
DISTRIBUTIONS              We intend to pay monthly distributions to
                           shareholders from our net investment income. The initial distribution is expected to be paid approximately 60 days after the date of this prospectus.

AUTOMATIC DIVIDEND
REINVESTMENT PLAN          We have established an Automatic Dividend
                           Reinvestment Plan (the "Plan"). Shareholders will have all distributions from their shares of the Fund automatically reinvested in additional shares of the Fund unless they elect not to participate in the Plan. These additional shares will either be purchased in the open market or will be newly issued by the Fund. Shareholders who would like their distributions to be paid in cash must elect this manner of payment. Shareholders who intend to hold their shares through a broker should contact their broker to determine whether or how they may participate in the Plan. See "Automatic Dividend
                           Reinvestment Plan."

CLOSED-END FUND
STRUCTURE                  The Fund is a newly-organized closed-end fund.
                           Closed-end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of shareholders. This means that if you wish to sell your shares of the Fund you must sell them, like any other stock, at the price prevailing in the market at that time. See the "Description of Shares" section of this prospectus on pages [___] through [___] for an explanation of the differences between closed-end funds and mutual funds. In addition, shares of closed-end funds frequently trade at a discount to their net asset value. See "Market Price, Discount and Net Asset Value of Shares," below.


RISK FACTORS AND
SPECIAL CONSIDERATIONS     Investment in the Fund involves risks.
                           You should carefully consider the following risk factors, in addition to other information set forth in this prospectus, before purchasing shares of the Fund. An investment in shares of the Fund may not be appropriate for all investors and should not be considered a complete investment program. You should also read carefully the "Risk Factors and Special
                           Considerations" section of this prospectus on pages
                           [__] to [__].

                           GENERAL. As a newly-organized fund, the Fund has no operating history. The shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the shares as a vehicle for trading purposes nor do they constitute a complete investment program. The net asset value of the shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Fund. These fluctuations are likely to be greater when the Fund is using leverage. Reduced income can result in lower distributions by the Fund and reduced credit quality can result in a reduced net asset value, which can adversely affect the market price for the Fund's shares.

                           UTILITY SECURITIES. Our concentration in debt securities issued by utility companies will expose us to certain risks. These risks include:

                           - SECTOR RISK. Sector risk is the risk that we will be affected by the performance of issuers in one industry more than a broadly diversified fund would be. As a sector fund that invests in utility companies, we are subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes in the securities of utility companies and to market factors that affect the utilities industry than a more broadly diversified fund would be.

                           - GOVERNMENT REGULATION. In most countries and localities, utilities are regulated by government entities. Government regulation can result in increased costs and can make it difficult to pass increased costs on to consumers, thereby reducing the profitability of the issuers. Reduced profitability may result in a lower credit rating and reduced income.

                           - DEREGULATION. In certain areas, the deregulation of utilities has resulted in increased competition and reduced profitability for utility companies, which can result in lower credit ratings and reduced income to the Fund.

                           - FINANCING. Historically, companies in the utility industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

                           - EQUIPMENT AND SUPPLIES. Utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants or equipment obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) may also adversely affect the profitability of utility companies.

                           DEBT SECURITIES. The Fund's investments in debt securities involve certain risks. While these risks apply to investment grade debt securities, they are heightened in connection with the Fund's investment in high risk, high yield debt securities of lower credit quality, which are commonly referred to as "junk bonds." These risks include:

                           - CREDIT RISK. Credit risk refers to an issuer's ability to make principal and interest payments when they are due. Because we may own lower rated securities, we will be subject to a high level of credit risk. The credit quality of lower grade securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal, thereby exposing the Fund to the risk of reduced income and a reduced net asset value.

                           - MARKET RISK. The prices of debt securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the debt securities owned by the Fund would cause a decline in the net asset value of the Fund.

                           - INCOME RISK. The income investors receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long-term. If interest rates drop, the Fund may have to purchase securities with lower interest coupons (or payments), which, in turn, may decrease investors' income from the Fund.

                           - CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call", or prepay, their bonds before their maturity date. If a call were exercised by an issuer during a period of declining interest rates, we would likely have to replace such called securities with lower yielding securities, which could decrease our net investment income.

                           - LIQUIDITY RISK. We may invest in certain debt securities for which there is no readily available trading market or which are otherwise illiquid. We may not be able to readily sell such securities at prices comparable to more widely-traded securities. As a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions if we need to raise cash to meet our obligations.

                           MEZZANINE INVESTMENTS. "Mezzanine Investments" are typically unsecured subordinated debt securities. The issuer's ability to repay a Mezzanine Investment often depends on the issuer's ability to "refinance" or replace the Mezzanine Investment with another income security. Issuers of Mezzanine Investments often are highly leveraged and may have difficulty in refinancing. Because Mezzanine Investments may experience high default rates, the Fund may lose money on its Mezzanine Investments.

                           COLLATERALIZED BOND OBLIGATIONS. Income from the pool of debt securities collateralizing the CBOs is typically separated into tranches, or classes, representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Fund losing money if it invests in lower CBO tranches.

                           FOREIGN SECURITIES. Investment in foreign securities involves special risks that may increase the likelihood that the Fund will lose money. In particular, foreign markets are not as developed, efficient or liquid as U.S. markets and prices often are more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In addition, if the Fund invests in the securities of foreign issuers, it will be subject to risks associated with the political and economic developments in foreign countries, which could cause the Fund to lose money.

                           EMERGING MARKETS. Securities issued by issuers in emerging markets are considered speculative. Investment in emerging markets entails risks to the Fund in addition to the risks associated with foreign securities. Emerging markets are substantially smaller, less developed, less liquid and more volatile than developed securities markets. Emerging markets involve heightened risks relating to potential political and economic instability.

                           LEVERAGE. Although the use of leverage by the Fund may create an opportunity for increased net income, it may also result in additional risks and can magnify the effect of any losses. If the income or gains from the securities purchased with the proceeds of leverage do not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

                           - the likelihood of greater volatility in the net asset value and market price of the shares than a comparable portfolio without leverage;

                           - the risk that increases in interest rates on borrowings will reduce the return to shareholders;

                           - the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

                           - when the Fund uses leverage, the investment advisory fees payable to the Advisers and the administrative fee payable to the Administrator will be higher than if the Fund did not use leverage, thus increasing the Fund's expenses and decreasing the Fund's return.

                           OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions (which we refer to as "Strategic Transactions") including interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to manage risk, but may have the effect of limiting the gains from favorable market movements. In addition, these Strategic Transactions may not succeed in hedging the Fund's positions and managing risk and may instead create losses for the Fund.

                           MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Whether investors will realize gains or losses on the sale of shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the shares at the time of sale. If the Fund's investment strategy is unsuccessful, the market price for the Fund's shares may decrease. There has been no public market for the shares prior to this offering. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at discounts to their net asset values and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering.

                           ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation (the "Articles of Incorporation") contain provisions limiting (i) the ability of other entities or persons to acquire control of the Fund and (ii) the ability of the Fund's Board of Directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

                           YEAR 2000 RISKS. The Year 2000 issue exists because many computer systems and applications use two-digit fields to designate a year. Date-sensitive computer systems and programs may fail to recognize or correctly process the Year 2000 as the century date change approaches or occurs. This inability to properly recognize or treat the Year 2000 may cause systems errors or failures that could disrupt or prevent normal business operations.

                           The Advisers are evaluating all of their internal computer systems with regard to Year 2000 concerns. Although the Advisers believe their planning efforts are adequate to address Year 2000 concerns, it is still possible that the Fund could experience negative consequences and material costs caused by undetected errors or defects in the technology used in the internal systems of the Advisers. The Advisers intend to monitor and improve the Year 2000 preparedness of their internal systems and to implement alternative solutions, if necessary.

                           The Fund's operations also could be negatively affected by the inability of third party service providers to manage the Year 2000 issue in a timely manner. Accordingly, the Advisers are working with the Fund's third party service providers to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third party noncompliance will not materially affect the Fund's operations.

                           Interruption of the delivery of electric power, telecommunications services, or natural gas could have substantial effects on consumers and could also affect investors, including the Fund. These concerns have moved the utility industry to take action to prevent potential Year 2000 problems. The problems are complex. Larger utility companies generally have a better grasp of the problem and more resources to deal with it than smaller companies. Foreign companies generally appear to be less prepared than domestic companies. Well prepared organizations are exposed to the problem through interactions with the less prepared. It is possible, for example, that the failure of a major industrial electricity company's systems could shut down a regional electricity system temporarily and affect an issuer's ability to make timely payments of interest or principal on debt securities held by the Fund. While there are no guarantees, the Advisers will use their best efforts to invest only in those issuers they believe are most able to meet the challenges of the future.

                           EURO CONVERSION. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as a single European Union currency. However, their current currencies (for example, the Franc, the Mark, and the Lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those eleven countries.

                           The Advisers will monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its expenses, thereby decreasing the Fund's return.

                                  FUND EXPENSES

         The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

                                                                ASSUMING
                                                           33 1/3% LEVERAGE(1)
                                                           ------------------
SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a Percentage of Offering Price).......                  None
    Dividend Reinvestment Plan Fees......................                  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
OF NET ASSETS ATTRIBUTABLE TO SHARES)
    Management Fee(2)....................................                 1.50%
    Administration Fees..................................                  .15%
    Interest Payments on Borrowed Funds..................                 2.75%
    Other Expenses(3)....................................                  .30%
                                                          ---------------------
       Total Annual Fund Expenses(4).....................                 4.70%
                                                          =====================

---------------
(1) The Fund intends to use leverage only if the Advisers believe that it would result in higher income to shareholders over time. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations--Leverage."
(2) The Fund will pay a Management Fee to Duff & Phelps and to W.S. Griffith at the annual rate of .60% and .40%, respectively, of the Fund's Managed Assets.
(3) Reflects estimated amounts for the Fund's first year of operations. Under the terms of an agreement dated _________, Duff & Phelps and W.S. Griffith agreed to reimburse the Fund to the extent that actual other expenses (as defined) incurred by the Fund exceed .20% of the Managed Assets as long as the Advisory Agreements are in effect.
(4) The total annual fund expenses do not include the one time payment by the Fund of certain offering expenses, which are estimated to be approximately $80,000. Expenses in excess of $.02 per share will be paid by W.S. Griffith.

          The table above assumes borrowings of 33 1/3% of total assets (including the amount borrowed) at an annualized interest rate of 5.50%, which is based upon the Fund's estimation of current market conditions. The actual rate could be higher or lower. At times when the Fund does not use leverage, the estimated annual operating expenses would be:

                                                                 ASSUMING
                                                                NO LEVERAGE
                                                                -----------
Management Fee(1)........................................            1.00%
Administration Fees......................................             .10%
Other Expenses(2)........................................             .20%
                                                          ----------------
   Total Annual Fund Expenses(3).........................            1.30%
                                                          ================

---------------
(1) The Fund will pay a Management Fee to Duff & Phelps and to W.S. Griffith at the annual rate of .60% and .40%, respectively, of the Fund's Managed Assets.
(2) Reflects estimated amounts for the Fund's first year of operations. Under the terms of an agreement dated _________, Duff & Phelps and W.S. Griffith agreed to reimburse the Fund to the extent that actual other expenses (as defined) incurred by the Fund exceed .20% of the Managed Assets as long as the Advisory Agreements are in effect.
(3) The total annual fund expenses do not include the one time payment by the Fund of certain offering expenses, which are estimated to be approximately $80,000. Expenses in excess of $.02 per share will be paid by W.S. Griffith.

EXAMPLE

         The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the aforementioned tables. An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) total annual expenses of 1.30% (assuming no leverage) and 4.70% (assuming leverage of 33 1/3% of the Fund's total assets) and (ii) a 5% annual return throughout the periods and reinvestment of all dividends and other distributions at net asset value.


                                                             1 YEAR           3 YEARS         5 YEARS        10 YEARS
                                                             ------           -------         -------        --------
Assuming No Leverage..................................         $13              $41             $71            $157
Assuming 33 1/3% Leverage.............................         $47             $142            $237            $477

         This example assumes that the percentage amounts listed under Total Annual Expenses remain the same in the years shown. The above tables and the assumption in the example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the shares. Actual expenses and annual rates of return may be higher or lower than those assumed for purposes of the example. In addition, although the example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Automatic Dividend Reinvestment Plan may receive shares obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                    THE FUND

          The Phoenix Duff & Phelps Utilities Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund was incorporated under the laws of Maryland on February __, 1999 and has no operating history. The Fund's principal office is located at 55 East Monroe Street, Chicago, Illinois 60603, and its telephone number is [____________]. Duff & Phelps will serve as one of the Fund's investment advisers. Duff & Phelps will implement the Fund's investment program as is necessary for the operations of the Fund and manage the utilities portion of the Fund's portfolio. Phoenix will serve as the Fund's investment sub-adviser and will manage the high risk, high yield portion of the Fund's portfolio. W.S. Griffith also will serve as an investment adviser to the Fund and will determine the Fund's asset allocation strategy. W.S. Griffith is an affiliate, and Duff & Phelps and Phoenix are subsidiaries, of Phoenix Investment Partners, Ltd., an investment management organization which managed approximately $53.5 billion through its investment subsidiaries, as of December 31, 1998, of which approximately $29 billion was invested in fixed income securities, including utilities, high yield, emerging markets and other fixed income securities. See "Management of the Fund."

                                 USE OF PROCEEDS

         The net proceeds to the Fund from this Offering, before deducting offering expenses, are estimated to be approximately $60,000,000 ($69,000,000 if the underwriters' over-allotment option is exercised in full). The net proceeds will be invested in accordance with the Fund's investment objective and policies during a period not to exceed six months from the closing of this offering. Pending such investment, the net proceeds may temporarily be invested in short-term, investment grade, interest-bearing securities. The Fund will pay the first $0.02 per share of offering expenses from its assets. W.S. Griffith, one of the Fund's investment advisers, will pay all offering expenses of the Fund that exceed $.02 per share.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE

         In line with our investment objective, we will invest our assets primarily in investment grade rated debt securities issued by domestic and foreign issuers in the utilities industry. Under typical market conditions, the Fund will invest at least 65% of its total assets in investment grade rated debt securities of issuers engaged in the production, transmission, or distribution of electric energy, telecommunications services, gas or water. These issuers are generally referred to as "utility companies."

         The Fund may also invest, without regard to industry, up to 35% of its total assets in securities rated lower than "Baa" by Moody's Investors Services, Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Group ("S&P") or, if not rated, are believed to be of comparable quality by Phoenix. Debt securities rated Baa/BBB and higher are described as investment grade, while those with ratings lower than Baa/BBB are classified as "below investment grade" or "junk bonds." The Fund may also invest up to 30% of its assets in U.S. Dollar denominated foreign securities, including up to 15% of its assets in securities issued by issuers in emerging markets.

         The Fund may invest, without regard to industry, up to 10% of its total assets in the equity securities of U.S. and foreign issuers. However, in connection with its investments in debt securities, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, even if doing so causes the Fund's investment in equity securities to exceed 10% of its total assets, until the Advisers determine that it is appropriate in light of current market conditions to sell such securities.

         The Fund may implement a temporary "defensive" strategy at times when the Advisers determine that market conditions make pursuing the Fund's basic investment policies inconsistent with the best interests of shareholders. This strategy may include investing all or a portion of the Fund's assets in higher-quality, short-term securities, such as securities issued or guaranteed by the United States Government and its agencies or instrumentalities.

THE UTILITIES INDUSTRY AND UTILITY BOND MARKET

         The Fund has developed its investment objective and policies to take advantage of the characteristics and historical performance of securities of companies in the utilities industry. Many of these companies have developed a reputation for making regular interest and dividend payments on their debt and equity securities, respectively, and, in certain cases, increasing their dividends over time. In evaluating particular companies, Duff & Phelps considers a number of factors, including historical growth rates, rates of return on invested capital, financial condition, resources, and management quality. Duff & Phelps also considers factors specific to the utilities industry, including regulatory issues.

         Duff & Phelps believes that the U.S. market for debt securities experienced a dramatic "flight to quality" in the second half of 1998. As the markets became increasingly concerned that the financial turmoil in Asia, Russia and Latin America would ultimately translate into slower economic growth in the United States, the yield on 10-year U.S. Treasury bonds fell by 79 basis points (.79%) from 5.44% on June 30, 1998 to 4.65% on December 31, 1998. The following table presents the historical ratio of the yield on the Lehman Brothers Utility Bond Index relative to the yield on the Lehman Brothers Government Bond Index. At the present time, the current yields of utility bonds relative to the yields of similar term U.S. Treasury bonds are higher than historical averages. Investors may also believe that utilities, which provide basic services such as electric energy, telecommunications services, gas and water, also generally are perceived as less susceptible to changes in economic growth rates than are many other industries facing more discretionary consumer expenditures.

                           RATIO OF THE YIELD ON THE LEHMAN BROTHERS UTILITY BOND INDEX
                        RELATIVE TO THE YIELD ON THE LEHMAN BROTHERS GOVERNMENT BOND INDEX

                    SEPT.       MAR.      SEPT.     MAR.      SEPT.      MAR.      SEPT.     MAR.      SEPT.
                     1990       1991      1991      1992      1992       1993      1993      1994      1994
Ratio of the Yield
  on the Lehman
  Brothers Utility
  Bond Index
  Relative to the
  Yield on the
  Lehman Brothers
  Government
  Bond Index      1.15%       1.18%     1.23%     1.24%     1.40%      1.33%     1.29%     1.24%     1.18%


                     MAR.       SEPT.     MAR.      SEPT.     MAR.       SEPT.     MAR.      SEPT.     OCT.       NOV.      DEC.
                     1995       1995      1996      1996      1997       1997      1998      1998      1998       1998      1998
                     ----       ----      ----      ----      ----       ----      ----      ----      ----       ----      ----
Ratio of the Yield
  on the Lehman
  Brothers Utility
  Bond Index
  Relative to the
  Yield on the
  Lehman Brothers
  Government
  Bond Index      1.14%       1.16%     1.17%     1.15%     1.13%      1.13%     1.15%     1.23%     1.31%      1.25%     1.26%

The Lehman Brothers Government Bond Index is an unmanaged index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Utility Bond Index is an unmanaged index comprised of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered debt issued by utility sector corporations. All issues included in the Lehman Brothers Government Bond Index and the Lehman Brothers Utility Bond Index have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, and yield are reported on a month end market value weighted basis. Source: Lehman Brothers Fixed Income Research, Global Family of Indices.

         The utilities industry includes domestic and foreign companies engaged in the production, transmission or distribution of electric energy, telecommunications services, gas or water. The utilities industry is generally subject to government regulation in the United States and in foreign countries. Government regulation of utility companies is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Regulation of utility companies is generally designed to ensure that the rates of return earned by utility companies are sufficient for them to provide services to the public, and to grow to meet expected future demands. Changes in the rates charged by utility companies ordinarily lag behind changes in financing costs and, therefore, may affect the earnings or dividend pay-outs made by utility companies and possibly the credit ratings of their debt securities.

         The nature of utility regulation is evolving both in the United States and in foreign countries. In recent years, changes in the regulation of utility companies in the United States have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition. In some instances, utility companies are operating on an unregulated basis. Trends toward deregulation have resulted in the evolution of independent power producers. Duff & Phelps believes that the emergence of competition and deregulation may enable certain utility companies to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may become less profitable. Utility companies may also be adversely affected by the development and implementation of a national energy policy; the differences between regulatory policies of different jurisdictions (or different regulators which have concurrent jurisdiction); shifts in regulatory policies; and future regulatory legislation.

         The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities in utility companies worldwide. For example, Duff & Phelps believes that the rapid growth of certain foreign economies will necessitate the expansion of the utility industries in those countries. Although many foreign utility companies currently are government-owned, Duff & Phelps believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization refers to the trend toward investor ownership of assets rather than government ownership. Of course, there is no assurance that such developments will occur or that investment opportunities in foreign markets for the Fund will increase.

         In addition to the foregoing, other considerations affect specific sectors within the utilities industry.

          ELECTRIC. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Many electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas and diversify into unregulated businesses. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many electric utility companies refinanced high cost debt and, in doing so, improved their fixed charge coverage ratio. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

         The construction and operation of nuclear power facilities in the United States is subject to regulation by the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Regulatory action could result in higher operating costs and higher capital expenditures, with the attendant risks that these costs may not be included in rate increases or that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

         In October 1993, S&P revised its debt-ratings formula for the electric utility industry, stating that the industry was in long-term decline, while Moody's stated that it expected a drop in its average credit ratings for the industry in the next three years. In January 1999, however, S&P reported that electric utility industry ratings activity has been mostly positive.
Upgrades to the credit ratings of electric utilities reflect continued strengthening in key financial measures, and positive regulatory actions. Overall, the electric utility industry is maintaining a strong credit profile supported by strong free cash flow, declining debt levels, cost containment, and supportive state regulatory and legislative bodies. Recently, the rating agencies have been taking a closer look at the business profile of electric utility companies. Electric utility companies that focus on the generation of electricity may be assigned less favorable ratings than companies that focus on transmission and distribution because the generation of electric power is expected to be less regulated and more competitive than the transmission and distribution of electric power.

         Currently, several states within the United States, are considering deregulation proposals for electric utility companies. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. In anticipation of increasing competition, some domestic electric utility companies have acquired interests in electric utility companies or invested in projects overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted, but deregulation in any form could significantly impact the electric utilities industry.

         In recent years investors also have grown increasingly concerned about growing competitive pressures in the electric utility industry. Electric utilities typically have had large investments in plant and equipment, but have benefitted from captive markets. Investors have been fearful that higher levels of competition might challenge the ability of electric utilities to recover their investments and force them to restructure their operations through asset sales, business diversification, and expansion into new markets.

         Duff & Phelps is optimistic about the outlook for the electric utility industry because it believes that deregulation is guiding the transition of the industry to a competitive market environment. Duff & Phelps expects that strategic positioning among electric utility companies will define the future of the industry. Duff & Phelps believes that some electric utility companies will specialize in specific segments of the business, including electricity generation, transmission, or distribution. Other electric utility companies are likely to operate not only within a certain state or region, but on a national or even a global scale. Duff & Phelps believes that company financials are likely to improve on average and management is likely to focus corporate strategies more clearly on opportunities to maintain and improve their businesses. Duff & Phelps is confident in its ability to identify those companies that have both the management and the strategy required to achieve positive returns.

         TELECOMMUNICATIONS. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today, these two historically different businesses are converging in one industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation.

         Like the electric utility industry, the telecommunications industry also has been experiencing deregulation and competitive changes. In February 1996, the Telecommunications Act of 1996 became law. The Act removed regulatory restrictions that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

         Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, digital personal communications services, Internet services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities. Given the high degree of consolidation in the telecommunications industry occurring through mergers, certain marketing tests currently underway and proposed legislative and regulatory changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to residential, corporate and government customers.

         Because telecommunications companies provide the critical link between consumers and the Internet, Duff & Phelps is optimistic about the prospects for growth in the industry. Overall, Duff & Phelps believes that the investment outlook for telecommunications companies remains quite positive as technology opens new markets and dramatically increases volumes passing through electronic and digital media.

         GAS. Gas transmission companies and gas distribution companies are also undergoing significant changes. The Federal Energy Regulatory Commission, which regulates interstate gas transmission companies in the United States, is reducing regulatory restrictions on the operations of these companies. As a result, many domestic gas utility companies have diversified into exploration and development. However, in the last decade, gas utility companies have been adversely affected by disruptions in the oil industry and increased concentration and competition. Nevertheless, in the opinion of Duff & Phelps, the possibility exists for environmental considerations to improve the gas industry outlook in the future. Because natural gas is the cleanest of the hydrocarbon fuels, environmental considerations could result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, both in the consumer sector and in electricity generation.

         Duff & Phelps believes that gas utility companies provide investment opportunities. In Duff & Phelps' opinion, there will be an increase in the demand for natural gas spurned by new gas fired electric generation capacity and the return of more normal seasonal weather patterns. Duff & Phelps believes that by carefully monitoring management and analyzing developments in the gas utility industry, it can select as investments for the Fund those gas utility companies with the potential to provide superior returns over the long-term.

         WATER. Water supply utility companies collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. Duff & Phelps believes that in the near future there may be a consolidation of water utility companies in the United States and abroad, which may result in favorable investment opportunities.

         There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

STATISTICAL INFORMATION REGARDING LOWER GRADE DEBT SECURITIES

         Phoenix believes that historical yields of lower grade securities have exceeded those of higher grade securities of similar maturities, in light of the higher degree of risk associated with investing in lower grade securities. This difference in yields attributable to differing credit quality is commonly referred to as a "credit spread." Such spreads are influenced by the general credit quality of the lower grade securities outstanding at any time, economic conditions, default rates and other factors influencing the secondary market for lower grade securities, such as the number of issues outstanding and the level of participation of investment banks and other financial institutions in the issuance and trading of lower grade securities. The following table presents the historical credit spreads on lower grade securities, measured by the weighted average yield to maturity (assuming exercise of issuers' options to prepay) of the lower grade securities included in the DLJ High Yield Index, relative to the yield on the U.S. Treasury securities of a comparable maturity at that time, as determined by Donaldson, Lufkin & Jenrette

Securities Corporation. Although Phoenix believes that the spreads over U.S. Treasuries are representative of the historical average spreads in the overall lower grade securities market, the Fund will have no direct investment in, nor will its performance be indicative of, the DLJ High Yield Index. The following comparison should not be considered a representation of future market rates, spreads of lower grade securities over U.S. Treasury securities nor what an investment the Fund may earn or what an investor's yield or total return may be in the future.

          COMPARISON OF SPREADS OF YIELD TO MATURITY (ASSUMING EXERCISE OF
           ISSUERS' MARKET CALL OPTIONS) OF THE LOWER GRADE SECURITIES
                INCLUDED IN THE DLJ HIGH YIELD INDEX RELATIVE TO
                  YIELDS OF COMPARABLE MATURITY U.S. TREASURIES

                    SEPT.       MAR.      SEPT.     MAR.      SEPT.      MAR.      SEPT.     MAR.      SEPT.
                     1990       1991      1991      1992      1992       1993      1993      1994      1994
Spread of Yield of
   DLJ High Yield
  Index Relative to
  Yields of
  Comparable
  Maturity U.S.
  Treasuries..... 9.70%       8.02%     7.54%     4.90%     5.63%      4.33%     4.52%     3.90%     4.06%

                     MAR.       SEPT.     MAR.      SEPT.     MAR.       SEPT.     MAR.      SEPT.     OCT.       NOV.      DEC.
                     1995       1995      1996      1996      1997       1997      1998      1998      1998       1998      1998
                     ----       ----      ----      ----      ----       ----      ----      ----      ----       ----      ----
Spread of Yield of
   DLJ High Yield
  Index Relative to
  Yields of
  Comparable
  Maturity U.S.
  Treasuries..... 4.41%       4.51%     4.13%     3.53%     3.29%      3.13%     3.45%     6.87%     7.35%      6.18%     6.41%

-----------------
The DLJ High Yield Index is an unmanaged index designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. All issues included in the DLJ High Yield Index have an outstanding par value of at least $75 million. Source: Donaldson, Lufkin & Jenrette Securities Corporation.

         Default loss rates, for U.S. lower grade bonds by year for the years 1990 through 1998 were as follows:

                                             DEFAULT LOSS RATES (1)


   1990         1991         1992           1993          1994        1995         1996          1997            1998
   ----         ----         ----           ----          ----        ----         ----          ----            ----
  9.80%        10.45%        4.83%         3.50%         1.93%        3.30%        1.66%         2.02%          3.31%

-----------------
(1) Defined as the number of issuers of lower grade bonds that defaulted in a given year as a percentage of the number of issuers that could have defaulted on such securities in that time period. Source: Moody's Investors Service.

         The statistical information with respect to historical default loss rates is based on information contained in moody's default rates on Lower Grade Income Securities, and is intended to demonstrate default loss rate trends over the period indicated. It should not be viewed as a definitive indication of the relative magnitude of changes in credit quality from year to year and is not a prediction of future rates of default. Although other methods of analyzing default experience, such as comparing default experience of seasoned issues, would produce different relative figures, Phoenix believes that the foregoing default loss-rate data evidence a general trend of declining default rates.

         For the period January 1, 1989 through December 31, 1998, The cumulative gross default rate for lower grade bonds was 41.19%. This figure represents the probability that a high yield bond outstanding on January 1,

1989 would default by December 31, 1998, and does not take into account any recovery of lost principal or interest. The rate is based on the ratio of the number of issuers that defaulted on high yield bonds outstanding on january 1, 1989 to the number of issuers at risk of defaulting on such bonds as of such date and is based only on bonds that have been rated by moody's. The foregoing is derived from information obtained by the fund from the february 1999 issue of a moody's publication entitled "historical default rates of corporate bond issuers, 1920-1998."

         Past performance is no guarantee of future performance. The statistical information described above does not reflect the past or future performance of the Fund.

PORTFOLIO SECURITIES

         DEBT SECURITIES. The Fund will invest more than 65% of its total assets in investment grade rated debt securities issued by utility companies. Bonds are one type of debt security. Debt securities generally involve the obligation of an issuer to pay interest or, in the case of preferred securities, dividends, on a current basis and to pay the principal amount or liquidation preference of the securities at a future date. The debt securities that we will invest in include investment grade short, medium and long term bonds, as well as, notes, debentures and other interest-bearing securities issued by utility companies. Debt securities may have fixed, variable or floating interest rates. The maturity of debt securities is considered long term, if it exceeds ten years, medium term, if it ranges from one to ten years, and short term if it is thirteen months or less. Generally, investment grade debt securities (i.e., securities rated at least Baa by Moody's or BBB by S&P) are considered to have an adequate capacity to pay principal and interest. By contrast, below investment grade debt securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

         COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by issuers having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by Duff & Phelps to be of comparable quality to those rated obligations which may be purchased by the Fund. The commercial paper purchased by the Fund will not necessarily be issued by utility companies.

         LOWER GRADE DEBT SECURITIES. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade (i.e., Ba or lower by Moody's, BB or lower by S&P, or unrated securities determined by Phoenix to be of comparable quality). Securities rated Ba by Moody's or BB by S&P are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated B by Moody's or S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. See "Appendix A--Description of Corporate Bond Ratings" for additional information concerning rating categories. Although these ratings may be an initial criterion for selection of portfolio investments, Phoenix also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

         As part of the 35% of its total assets that may be invested in high-yield securities, the Fund may invest up to 10% of its total assets in Zero-Coupon, Pay-In-Kind and Deferred Payment Securities combined. Zero-Coupon Securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are required each year, for federal income tax purposes, to accrue income with respect to these securities as if it were actually received. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred Payment Securities are securities that remain Zero-Coupon

Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

         In addition, the Fund may invest up to 10% of its total assets in certain lower grade securities known as "Mezzanine Investments," which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.

         COLLATERALIZED BOND OBLIGATIONS. The Fund may invest up to 15% of its total assets in CBOs, which are structured securities backed by a diversified pool of public or private debt securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into segments, known as tranches, representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the increased risks. The Fund will not invest in the bottom tranche of CBOs, which receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate and involves a greater risk of default.

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Mortgage-Related Securities are a form of derivative securities -- securities created by combining other securities. Mortgage-Related Securities are created by pooling commercial or residential mortgages. Pools of residential and commercial mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Asset-Backed Securities are another form of derivative securities. The securitization techniques used for creating asset-backed securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. The Fund will not invest more than 5% of its total assets in Mortgage-Related and Asset-Backed Securities.

         MUNICIPAL OBLIGATIONS. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

         FOREIGN DEBT SECURITIES. The Fund may invest up to 30% of its total assets in the U.S. dollar denominated investment grade or below investment grade debt securities of foreign debt issuers, without regard to industry. Investment in foreign debt securities involves special risks that can increase the chances that the Fund will lose money.

         EMERGING MARKETS SECURITIES. The Fund may invest up to 15% of its assets in U.S. dollar denominated investment grade or below investment grade debt securities issued by the governments of and issuers located in so-called emerging markets (or lesser developed countries). The Fund may also invest in U.S. dollar denominated Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

         CONVERTIBLE SECURITIES. The Fund may invest up to 5% of its assets in convertible securities, which are income securities that may, at the holder's option, be converted into or exchanged for a prescribed amount of equity securities of the same or a different issuer within a particular period of time. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

         EQUITY SECURITIES AND WARRANTS. The Fund also may invest up to 10% of its total assets in warrants or other equity securities of U.S. and foreign issuers. The Fund may hold such investments as a result of an actual or proposed conversion or exchange of debt securities, or may purchase equity securities that are not associated with debt securities when, in the opinion of Duff & Phelps, such a purchase is appropriate. If the Fund purchases a warrant, it will have the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.

         VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the securities. Interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

         The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund plans to invest in floaters for hedging and risk management purposes and not as a speculative investment.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                           OTHER INVESTMENT PRACTICES
                       AND PORTFOLIO MANAGEMENT TECHNIQUES

         The Fund may use other investment practices and portfolio management techniques as set forth below.

LEVERAGE

         The Fund expects to use leverage to purchase additional securities, which means the Fund will borrow money, issue preferred shares or engage in other transactions, such as repurchase agreements, in an amount equal to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable if the shares were unleveraged for any significant amount of time. The use of leverage by the Fund creates an opportunity for increased net income for the shares, but, at the same time, creates special risks. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely sales of portfolio securities. Subject to applicable regulatory requirements, the Fund at times may borrow from affiliates of the Advisers, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

         The concept of leverage is based on the premise that the cost of the assets obtained with borrowed funds will be lower than the return earned by the Fund on its portfolio investments. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used. In this event, the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Advisers in their best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. As discussed under "Management of the Fund," the fees paid to the Advisers will be calculated on the basis of the Fund's assets including proceeds from borrowings for leverage. During periods in which the Fund is using leverage, the investment advisory fees payable to the Advisers will be higher than if the Fund did not use leverage. Higher investment advisory fees increase the Fund's expenses and decrease the Fund's return. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations--Leverage."

         Under the Investment Company Act of 1940, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act of 1940, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act of 1940, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. In addition, during any period when preferred shares are outstanding, the Investment Company Act of 1940 requires that two of the Fund's Directors be elected by holders of the preferred shares, voting separately as a class, and that during any period in which the Fund is in arrears in an amount equal to two full years' dividends on such preferred shares, a majority of the Fund's Directors be so elected.

         The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Advisers' ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful.

         Assuming the use of leverage by borrowings in the amount of approximately 33 1/3% of the Fund's total assets and an annual interest rate of 5.50% payable on such leverage based on market rates as of the date of this prospectus, the annual return on assets attributable to the shares that the portfolio must experience in order to cover such interest payments would be 1.83%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed.

         The following table is designed to illustrate the effect on the return to a Fund shareholder of leverage by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return (net of expenses)................         (10)%           (5)%          0%          5%        10%
Corresponding Share Return................................      (17.75)%       (10.25)%     (2.75)%       4.25%     12.25%

         Until the Fund borrows or issues preferred shares, the Fund's shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The objective of leveraging cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies.

STRATEGIC TRANSACTIONS

         Consistent with its investment objective and policies, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Advisers' ability to predict pertinent market movements, which cannot be assured.

         Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are entered into for good faith hedging purposes, the Advisers and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisers are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisers are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts or securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). The Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

         Appendix B contains further information about the characteristics, risk and possible benefits of Strategic Transactions and the Fund's other policies and limitations (which are not fundamental policies) relating to investment by the Fund in futures contracts and options. The principal risks relating to the use of futures and other Strategic Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by Duff & Phelps; and (iv) the obligation to meet additional variation margin or other payment requirements.

         Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Taxes."

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with brokers, dealers, banks or other financial institutions that meet the credit guidelines approved by the Board of Directors. In connection with a repurchase agreement, the Fund will buy a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian.

REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund's investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations--Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

LENDING OF SECURITIES

         The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Directors of the Fund ("qualified institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act of 1940, which currently require that
(i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisers, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Directors.

         The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell debt securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

ILLIQUID SECURITIES

         When purchasing securities that have not been registered under the Securities Act of 1933, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to register the purchased securities at the expense of the issuer. The Fund may purchase certain securities for which there is no readily available trading market or which are otherwise illiquid, including securities that are eligible for resale only to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Advisers to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investment in the Fund involves risks. You should carefully consider the following risk factors in addition to the other information set forth in this prospectus before purchasing shares of the Fund. An investment in shares of the Fund may not be appropriate for all investors and should not be considered a complete investment program.

         GENERAL. As a newly-organized fund, the Fund has no operating history. The shares are designed primarily for investors who plan to invest and hold their investment for the long term. Therefore, you should not consider the shares as a vehicle for trading purposes. The net asset value of the shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Fund. These fluctuations are likely to be greater when the Fund is using leverage. Reduced income can result in lower distributions by the Fund and reduced credit quality can result in reduced net asset value, which can adversely affect the market price for the Fund's shares.

         UTILITY SECURITIES. There are certain risks and considerations affecting utility companies and the holders of utility company securities, which will affect the Fund since we will be invested primarily in the debt securities issued by utility companies. The Fund's concentration in the debt securities of utility companies will expose us to certain risks related to this sector. These risks include:

         - SECTOR RISK. Sector risk is the risk that we will be affected by corporate developments of issuers in one industry more than a broadly diversified fund would be. As a sector fund that invests in utility companies, we are subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes in the securities of utility companies and market factors that affect the utilities industry than a more broadly diversified fund would be. The prices of securities issued by utility companies may change in response to interest rate changes. Generally, when interest rates go up, the value of securities issued by utility companies does down. Conversely, when interest rates go down, the value of securities issued by utility companies goes up. There is no guarantee that this relationship will hold in the future.

         - GOVERNMENT REGULATION. In most countries and localities, utilities are regulated by government entities. Government regulation can result in increased costs and can make it difficult to pass increased costs on to consumers, thereby reducing the profitability of the issuers. Reduced profitability may result in a lower credit rating and reduced income.

         - DEREGULATION. In certain areas, the deregulation of utilities has resulted in increased competition and reduced profitability for utility companies, which can result in lower credit ratings and reduced income to the Fund.

         - FINANCING. Historically, companies in the utility industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

         - EQUIPMENT AND SUPPLIES. Utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

         INVESTMENT GRADE AND NON-INVESTMENT GRADE DEBT SECURITIES. Debt securities, and lower grade debt securities in particular, are subject to risks. Therefore, you could lose money on your investment in shares of the Fund, both in the short-term and the long-term. You should consider the following risks:

         - CREDIT RISK. Credit risk refers to an issuer's ability to make principal and interest payments when they are due. Because we may own securities with low credit quality, we will be subject to a higher level of credit risk than if we did not own lower grade securities. The credit quality of lower grade securities, also known as junk bonds, is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal, thereby exposing the Fund to the risk of reduced income and a reduced net asset value. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities, which generally have longer maturities, may experience high default rates, which means that the Fund could lose some of its investment in such securities, which, in turn, could adversely affect the Fund's net asset value and ability to make distributions.

         - MARKET RISK. The prices of debt securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of debt securities owned by the Fund would cause a decline in the net asset value of the Fund. This "market risk" is usually greater among income securities with longer maturities or durations. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these debt securities often fluctuate in price more than higher quality bonds that make regular interest payments. Because we may invest in these types of debt, we may be subject to greater market risk than a fund that invests only in current interest paying securities.

         - INCOME RISK. The income investors receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long-term. If interest rates drop, the Fund may have to purchase securities with lower interest coupons (or payments) which, in turn, may decrease investors' income from the Fund.

         - CALL RISK. If interest rates fall, it is possible that issuers of callable debt securities with high interest coupons will "call", or prepay, their debt securities before their maturity date. If a call were exercised by an issuer during a period of declining interest rates, we would likely to have to replace such called securities with lower yielding securities, which could decrease our net investment income.

         - LIQUIDITY RISK. We may invest in securities for which there is no readily available trading market or which are otherwise illiquid. We may not be able to sell such securities at prices comparable to more widely traded securities. As a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions if we need to raise cash to meet our obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting our net asset value and ability to make dividend distributions.

         MEZZANINE INVESTMENTS. "Mezzanine Investments" entail special risks, including the risk that an issuer's ability to repay a Mezzanine Investment often depends on the issuer's ability to "refinance" or replace the Mezzanine Investment with another income security. Issuers of Mezzanine Investments often are highly leveraged and may have difficulty in refinancing. Because Mezzanine Investments may experience high default rates, the Fund may lose money on its Mezzanine Investments. The rights to purchase equity that are sometimes associated with Mezzanine Investments involve additional risks, including the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expirations or if the effective price paid for the right or warrant added to the subscription price of the related security exceeds the value of the underlying security.

         COLLATERALIZED BOND OBLIGATIONS. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. The Fund will not invest in the bottom tranche of CBOs, which receives the residual interest payments (i.e. money that is left over after the higher tranches have been paid) rather than a fixed interest rate and involves a greater risk of default.

         MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The risks associated with Mortgage-Related Securities include: credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; adverse changes in economic conditions and circumstances; prepayment risk, which can lead to significant fluctuations in the value of the mortgage-related security; and loss of all or part of the premium, if any, paid if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Non-mortgage Asset-Backed Securities involve certain risks. These securities do not have the benefit of the same security interest in the underlying collateral as Mortgage-Related Securities and are more dependent on the borrower's ability to pay. In addition, in the case of Asset-Backed Securities involving credit card receivables, the credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

         CONVERTIBLE SECURITIES. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities are investments designed to provide a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing debt, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         FOREIGN DEBT SECURITIES. Investing in foreign securities involves certain risks not involved in domestic investments. These risks, which are heightened in connection with investments in debt securities issued by foreign governments, include:

         -    fluctuation in foreign exchange rates
         - future foreign economic, financial, political and social developments
         -    different legal systems
         - the possible imposition of exchange controls or other foreign governmental laws or restrictions
         -    lower trading volume
         - much greater price volatility and illiquidity of certain foreign securities markets
         -    different trading and settlement practices
         -    less governmental supervision
         -    changes in governmental regulation of currency exchange rates
         -    high and volatile rates of inflation
         -    fluctuation in interest rates
         -    less publicly available information
         - different accounting, auditing and financial record-keeping standards and requirements.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

         -    growth of gross domestic product
         -    rates of inflation
         -    capital reinvestment
         -    resources
         -    self-sufficiency
         -    balance of payments position
         - certain investments in foreign securities also may be subject to foreign withholding taxes.

         EMERGING MARKETS. Within its investments in foreign securities, the Fund may invest up to 15% of its total assets in U.S. dollar denominated debt securities issued by issuers and governments located in emerging market countries. In addition to the risks described above with respect to foreign securities, investing in emerging markets securities may entail special risks relating to potential political and economic instability including:

         -    the possibility of expropriation of assets
         -    confiscatory taxation
         -    difficulty in obtaining or enforcing a court judgment
         - diplomatic developments that could affect investments in those countries
         - government action, hostile to private enterprise which may impair investment or economic growth
         - rapid fluctuations in inflation rates and corresponding currency devaluation.

         Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in the United States could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, less efficient settlement mechanisms, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading.

         As a result of these potential risks, the Advisers may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. However, the Fund may invest in countries in which foreign investors, including The Advisers, have had no or limited prior experience.

         EQUITY SECURITIES AND WARRANTS. The value of equity securities can rise and fall over long and short periods of time. Generally, equity securities are subject to the risk that their value will decline as a result of economic political or market conditions or an issuer's financial circumstances. In addition, warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, the prices of warrants do not necessarily move in tandem with the prices of the underlying securities and, therefore, warrants are considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. These factors can make warrants more speculative than other types of investments.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. If the Fund sells the right to acquire a when-issued debt security prior to its acquisition or sells its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss.

         Securities purchased on a forward commitment or when-issued basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

         LEVERAGE. The Fund may use leverage to create an opportunity for increased net income and capital appreciation for the shares, but this may result in additional risks and can magnify the effect of any losses. If the income or gains from the securities purchased with such proceeds do not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

         - the likelihood of greater volatility in the net asset value and market price of the shares than a comparable portfolio without leverage;
         - the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Fund must pay will reduce the return to the shareholders;
         - the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and
         - when the Fund uses financial leverage, the investment advisory fees payable to the Advisers and the administrative fee payable to the Administrator will be higher than if the Fund did not use leverage, thus increasing the Fund's expenses and decreasing the Fund's return.

         Any requirement that the Fund sell assets at a loss, in order to redeem or pay any leverage, or for other reasons would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Advisers in their best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Capital raised through leverage will be subject to interest costs or dividend payments which may be more than the income and capital appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred stock involves offering expenses and other costs, which may limit the Fund's ability to pay dividends on the shares. Borrowings having priority over the Fund's shares create an opportunity for greater return per share, but at the same time, such borrowing is a speculative technique that increases the Fund's exposure to capital risk.

         Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by the guidelines of rating agencies, which may rate preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940. The Fund may borrow from affiliates of the Advisers, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

         OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Fund may use Strategic Transactions which involve certain risks and special considerations. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on The Advisers' ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

         REPURCHASE AGREEMENTS.    If the seller of a security in connection
with a repurchase agreement defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's ability to realize proceeds from the sale of collateral may be delayed or limited.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         ILLIQUID SECURITIES. Generally, there will be a lapse of time between the Fund's decision to sell securities that have not been registered under the Securities Act of 1933 and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily sell such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

         MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Whether investors will realize gains or losses upon the sale of shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the shares at the time of sale. There has been no public market for the shares prior to this offering. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

         ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation contain provisions limiting (i) the ability of other entities or persons to acquire control of the Fund and (ii) the ability of the Fund's Board of Directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

         YEAR 2000 RISKS. The Year 2000 issue exists because many computer systems and applications use two-digit fields to designate a year. Date-sensitive computer systems and programs may fail to recognize or correctly process the Year 2000 as the century date change approaches or occurs. This inability to properly recognize or treat the Year 2000 may cause systems errors or failures that could disrupt or prevent normal business operations.

         The Advisers are evaluating all of their internal computer systems with regard to Year 2000 concerns. Although the Advisers believe their planning efforts are adequate to address Year 2000 concerns, it is still possible that the Fund could experience negative consequences and increased costs caused by undetected errors or defects in the technology used in the internal systems of the Advisers. The Advisers intend to monitor and improve the Year 2000 preparedness of their internal systems and to implement alternative solutions, if necessary.

         The President's Council on Year 2000 Conversion ("Council") was established early in 1998 to coordinate the Federal Government's efforts to address the Year 2000 problem. The North American Electric Reliability Council, at the request of the Department of Energy and the Council has assumed responsibility for assessing individual electric utility progress and guiding companies to an industry wide coordinated solution. The Federal Energy Regulatory Commission has assumed such responsibility for the gas utility industry, and the Federal Communications Commission for the telecommunications industries.

         On January 7, 1999, the Council issued its First Quarterly Summary of Assessment Information. According to the assessment, the electric utility industry has properly coordinated contingency planning and accelerated preparations. Also, the assessment concluded that electric power supply and delivery systems will be able to operate reliably into the Year 2000. Information about the telecommunications industry included in the assessment indicates that major telecommunications service providers have active Year 2000 programs and have made substantial progress toward updating their systems. According to the assessment, the gas utility industry is making good progress in implementing Year 2000 plans, but the rate of progress needs to increase. The assessment's summary indicated that virtually all utility industries show high awareness of the problem and its consequences and are mounting aggressive efforts to combat the problem.

         Interruption of the delivery of electric power, telecommunications services, or natural gas could have substantial effects on consumers and could also affect investors, including the Fund. Foreign companies generally appear to be less prepared than domestic companies. It is possible that the failure of a major industrial electricity company's systems could shut down a regional electricity system temporarily and affect an issuer's ability to make timely payments of interest or principal on debt securities held by the Fund. While there are no guarantees, the Advisers will use their best efforts to invest only in those issuers they believe are most able to meet the challenges of the future.

         The Fund's operations could also be negatively affected by the inability of third party service providers to manage the Year 2000 issue in a timely manner. Accordingly, the Advisers are working with the Fund's third party service providers to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third party and/or issuer noncompliance will not materially affect the Fund's operations.

         EURO CONVERSION RISK. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as a single European Union currency. However, their current currencies (for example, the Franc, the Mark, and the Lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those eleven countries. Like other investment companies and business organizations, including issuers in which the Fund invests, the Fund could be adversely affected:

         - If the euro, or EMU as a whole, does not take effect as planned.

         -        If a participating country withdraws from EMU.

         - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency beginning with the euro conversion.

         The Advisers will monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its expenses, thereby decreasing the Fund's return.

                           DIVIDENDS AND DISTRIBUTIONS

         It is the Fund's present policy, which may be changed by the Board of Directors, to make monthly distributions of its net investment income. All net realized capital gains, if any, either will be distributed to the Fund's shareholders at least annually or will be retained by the Fund, and subject to Fund-level associated tax liabilities. As a result of the Fund's ability to invest in Zero-Coupon Securities and Pay-In-Kind Securities, the Fund expects to make distributions of net investment income in amounts greater than the total amount of cash income actually received in order to satisfy certain federal income tax law requirements. See "Taxes." The Fund may change the foregoing distribution policy if its experience indicates, or its Board of Directors for any reason determines, that changes are desirable.

         Under the Investment Company Act of 1940, the Fund is not permitted to incur indebtedness unless after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act of 1940, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its shares, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act of 1940 as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Fund's shares in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on its shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Other Investment Practices--Leverage" and "Taxes."

         See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of shares may be automatically reinvested in shares of the Fund. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

         The Fund expects that it will commence paying dividends within 60 days of the date of this Prospectus.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940). All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors of the Fund without prior approval of the Fund's outstanding voting shares. The Fund may not:

         (1) Borrow money, except as permitted by the Investment Company Act of 1940;

         (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; or (iii) the borrowings permitted by investment restriction (1) above;

         (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

         (4) Underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling or disposing of portfolio securities;

         (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies; (b) entering into repurchase agreements; and (c) lending its portfolio securities;

         (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities (e.g., real estate acquired through foreclosure); or

         (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts and options thereon with respect to securities, securities indices or other financial instruments.

                             MANAGEMENT OF THE FUND

         Duff & Phelps will serve as one of the Fund's investment advisers. Duff & Phelps will implement the Fund's investment program as is necessary for the operations of the Fund and manage the utilities portion of the Fund's portfolio. Phoenix will serve as the Fund's investment sub-adviser and will manage the high risk, high yield portion of the Fund's portfolio. W.S. Griffith also will serve as an investment adviser to the Fund and will determine the Fund's asset allocation strategy. W.S. Griffith is an affiliate, and Duff & Phelps and Phoenix are subsidiaries, of Phoenix Investment Partners, Ltd., an investment management organization, which managed approximately $53.5 billion through its investment subsidiaries as of December 31, 1998, of which approximately $29 billion was invested in debt securities, including utilities, high yield, emerging markets and other fixed income securities. Duff & Phelps and Phoenix manage a broad spectrum of debt, equity and money market securities, with particular expertise in the utilities and high yield sectors of the debt securities market. As of December 31, 1998, Duff & Phelps had approximately $15.9 billion in assets under management, including $3.5 billion of closed-end funds and $7.6 billion institutional debt accounts. Phoenix had approximately $12.6 billion in assets under management, including approximately $10.1 billion of open-end funds and $2.5 billion of institutional accounts. Duff & Phelps manages a total of 3 closed-end funds, all of which are utility funds.

         Duff & Phelps is located at 55 East Monroe Street, Chicago, Illinois, 60603. W.S. Griffith is located at One American Row, Hartford, Connecticut 06115. Phoenix is located at 56 Prospect Street, Hartford, Connecticut 06115.

INVESTMENT ADVISORY AGREEMENT

         Pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"), the Fund has retained Duff & Phelps to implement the Fund's investment program and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as is necessary for the operations of the Fund, and W.S. Griffith to determine the Fund's asset allocation strategy.

         The Advisory Agreements provide, among other things, that Duff & Phelps and W.S. Griffith each will bear all expenses of its employees and overhead incurred in connection with its duties under an Advisory Agreement (including its fees and expenses) and will pay all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the Investment Company Act of 1940) of Duff & Phelps or W.S. Griffith, respectively. The Advisory Agreements provide that the Fund shall pay to Duff & Phelps and W.S. Griffith a monthly fee for their services at the annual rates of 0.60% and 0.40%, respectively, of the Fund's

"Managed Assets." Managed Assets are the average weekly value of the Fund's assets, including assets purchased with leverage, minus the average value of the Fund's accrued liabilities, other than indebtedness attributable to leverage. This means that during periods in which the Fund is using financial leverage, the fees paid to Duff & Phelps and W.S. Griffith will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage.

         Although Duff & Phelps and W.S. Griffith intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their duties to the Fund, the services of Duff & Phelps and W.S. Griffith are not exclusive and Duff & Phelps and W.S. Griffith provide similar services to other investment companies and other clients and may engage in other activities.

         The Advisory Agreements also provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Duff & Phelps and W.S. Griffith are not liable to the Fund or any of the Fund's shareholders for any act or omission by Duff & Phelps or W.S. Griffith with respect to their responsibilities under their respective Advisory Agreements or for any loss sustained by the Fund or the Fund's shareholders.

         The Advisory Agreements were approved by the Fund's Board of Directors, on [____________], 1999, including a majority of the Directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act of 1940). The Advisory Agreements will be submitted to shareholders for their approval at the first meeting of shareholders of the Fund. Each Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act of 1940) and (2) by the vote of a majority of the Directors, who are not parties to such Agreement or interested persons (as such term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by Duff & Phelps or W.S. Griffith, as appropriate, on 60 days' written notice by either party to the other. An Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940 and the rules thereunder).

         Under a separate agreement dated ________, Duff & Phelps and W.S. Griffith agreed to reimburse the Fund to the extent that actual other expenses (as defined) incurred by the Fund exceed .20% of the Managed Assets as long as the Advisory Agreements are in effect.

INVESTMENT SUB-ADVISORY AGREEMENT

         Pursuant to an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement"), Duff & Phelps has appointed Phoenix as investment sub-adviser to handle the day-to-day investment management of the high yield, high risk portion of the Fund. Phoenix will receive a portion of the advisory fee paid by the Fund to Duff & Phelps.

         The Sub-Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence, breach of the Fund's investment objective or policies or other disregard of its obligations thereunder, Phoenix will not be liable to the Fund or any of the Fund's shareholders for any act or omission by Phoenix in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders.

         Although Phoenix intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Phoenix are not exclusive and Phoenix provides similar services to other investment companies and other clients and may engage in other activities.

         The Investment Sub-Advisory Agreement was approved by the Fund's Board
of Directors on [            ], 1999, including a majority of the Directors who
are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act of 1940). The Investment Sub-Advisory Agreement will be submitted to shareholders for their approval at the first meeting of shareholders of the Fund. The Investment Sub-Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act of 1940) and (2) by the vote of a majority of the Directors, who are not parties to such Agreement or interested persons (as such term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by Duff & Phelps or Phoenix on 60 days' written notice by either party to the other. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940 and the rules thereunder).

PORTFOLIO MANAGEMENT TEAMS

         A team of Duff & Phelps investment professionals will manage the utilities portion of the Fund's portfolio. The Duff & Phelps team includes portfolio managers with an average of [__] years of investment management experience and research analysts specializing in the utilities sector of the debt securities market. The team responsible for managing this Fund is the same team primarily responsible for managing the three other closed-end funds advised by Duff & Phelps, which have significant investments in utilities securities.

         A team of W.S. Griffith professionals will determine the Fund's asset allocation strategy. The W.S. Griffith team includes professionals with an average of [ ] years of asset allocation experience.

         Phoenix also will use a team approach in connection with the management of the high risk, high yield portion of the Fund's portfolio. The Phoenix team includes portfolio managers with an average of 14 years of investment management experience and research analysts specializing in the high yield, high risk and emerging markets sectors of the debt securities market.

THE ADMINISTRATION AGREEMENT

         Zweig/Glaser Advisers LLC will act as the Fund's administrator (the "Administrator"). Under an Administration Agreement with the Fund (the "Administration Agreement"), the Administrator administers the Fund's corporate affairs subject to the supervision of the Fund's Board of Directors, including furnishing the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. In connection with its administration of the corporate affairs of the Fund, the Administrator will bear the following expenses:

         -    salaries and expenses of all personnel of the Administrator; and

         - all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund's business, other than those assumed by the Fund, as described below.

The Administration Agreement provides that the Fund shall pay to the Administrator a monthly fee for its services at an annual rate of .10% of the Fund's average weekly Managed Assets (as described above).

         During periods in which the Fund is using leverage, the fee paid to the Administrator will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage.

         The Administration Agreement was approved by the Fund's Board of
Directors on [               ], 1999 and is effective until terminated. It
terminates automatically if it is assigned (as defined in the Investment Company Act of 1940 and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

EXPENSES OF THE FUND

         Except as indicated above, the Fund will pay all of its expenses, including fees of the Directors not affiliated with the Advisers and board meeting expenses; fees of the Advisers and the Administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses in connection with the Fund's Automatic Dividend Reinvestment Plan; expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; fees and expenses of the Custodian for all services to the Fund, including safekeeping trusts and securities and maintaining required books and accounts; expenses in calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of shareholders meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering; and its other business and operating expenses.

         We estimate that the expenses for this Offering will be $[ ], including approximately $250,000 to be paid to the underwriters as reimbursement of certain of their expenses in connection with this offering. We will pay the first $0.02 per share of offering expenses from our assets. W.S. Griffith has agreed to pay or to reimburse the underwriters for all such expenses in excess of $0.02 per share.

                       DIRECTORS AND OFFICERS OF THE FUND

         The overall management of the business and affairs of the Fund is vested with its Board of Directors. The officers of the Fund manage its day to day operations. The following is a list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years. Directors who are interested persons of the Fund (as defined in the Investment Company Act of 1940) are denoted by an asterisk (*). The business address of the Fund and its Board members and officers is 55 East Monroe Street, Chicago, Illinois 60603, unless specified otherwise below.


                                                                            PRINCIPAL OCCUPATION DURING THE PAST
NAME AND ADDRESS           AGE                      TITLE                     FIVE YEARS AND OTHER AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin      51               Chairman of the       Chairman (1997-present), Director (1995-present),
                                            Board, President      Vice Chairman (1995-1997) and Chief Executive
                                            and Chief             Officer (1995-present), Phoenix Investment Partners,
                                            Executive Officer     Ltd.  Director (1994-present) and Executive Vice
                                                                  President, Investments (1988-present), Phoenix Home
                                                                  Life Mutual Insurance Company.  Director/Trustee and
                                                                  President, Phoenix Funds (1989-present).  Trustee and
                                                                  President, Phoenix-Aberdeen Series Fund and Phoenix
                                                                  Duff & Phelps Institutional Mutual Funds (1996-
                                                                  present).  Director, Duff & Phelps Utilities Tax-Free
                                                                  Income Inc. (1995-present) and Duff & Phelps Utility
                                                                  and Corporate Bond Trust Inc. (1995-present).
                                                                  Director (1983-present) and Chairman (1995-present),
                                                                  Phoenix Investment Counsel, Inc.  Director (1984-
                                                                  present) and President (1990-present), Phoenix Equity
                                                                  Planning Corporation.  Director (1993-present),
                                                                  Chairman (1993-present) and Chief Executive Officer
                                                                  (1993-1995), National Securities & Research
                                                                  Corporation.  Director, Phoenix Realty Group, Inc.
                                                                  (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                                  present), Phoenix Realty Investors, Inc. (1994-present).
                                                                  Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                                  Corporation (Delaware) (1985-present), and World
                                                                  Trust Fund (1991-present).  Director and Executive
                                                                  Vice President, Phoenix Life and Annuity Company
                                                                  (1996-present).  Director and Executive Vice
                                                                  President, PHL Variable Insurance Company (1995-
                                                                  present).  Director, Phoenix Charter Oak Trust
                                                                  Company (1996-present).  Director and Vice President,
                                                                  PM Holdings, Inc. (1985-present).  Director, PHL
                                                                  Associates, Inc. (1995-present).  Director and
                                                                  President, Phoenix Securities Group, Inc. (1993-1995).
                                                                  Director (1992-present) and President (1992-1994),
                                                                  W.S. Griffith & Co., Inc.  Director/Trustee, the
                                                                  National Affiliated Investment Companies (until 1993).

                                                                            PRINCIPAL OCCUPATION DURING THE PAST
NAME AND ADDRESS           AGE                      TITLE                     FIVE YEARS AND OTHER AFFILIATIONS
--------------------------------------------------------------------------------------------------------------------------
*Allen Weintraub           63                     Director        Chairman, (1993-present), Chief Executive Officer,
42 Foothills Drive                                                (1990-present), The Advest Group.  Director, Advest

Avon,                                                             Connecticut 06001 Bank. Director, Phoenix Real Estate Securities,
                                                                  Inc. Director, Bushnell Memorial (   -present), Director, Jewish
                                                                  Federation of Greater Hartford (   -present), Director, The
                                                                  Greater Hartford Arts Council (   - present), Director, Hartford
                                                                  Downtown Council (   - present), Director, the Capital Region
                                                                  Growth Council (   -present) and Director, Greater Hartford
                                                                  Millennium Management Committee (   -present). [Director], the
                                                                  Philadelphia Stock Exchange (   -    _), Member, Regional Firms
                                                                  Advisory Committee of the New York Stock Exchange (   -   _).
                                                                  Chairman, National Business Conduct Committee, National
                                                                  Association of Securities Dealers, Inc. (   -    ), Vice Chairman
                                                                  (   -   ), Chairman, the Advest Advantage Family of Funds
                                                                  (   -   ).

Everett L. Morris                   70            Director        Vice President, W.H. Reaves and Company (1993-
164 Laird Road                                                    present).  Director/Trustee, Phoenix Funds (1995-
Colts Neck, NJ 07722                                              present).  Trustee, Phoenix-Aberdeen Series Fund and
                                                                  Phoenix Duff & Phelps Institutional Mutual Funds
                                                                  (1996-present).  Director, Duff & Phelps Utilities Tax-
                                                                  Free Income Inc. (1991-present) and Duff & Phelps
                                                                  Utility and Corporate Bond Trust Inc. (1993-present).

Donald Lee Rome                     69            Director        Senior Counsel, Robinson & Cole LLP (1998-present),
250 Trumbull Street                                               Partner, Robinson & Cole LLP (1983-1997).
Hartford, CT 06103-3997

James W. Rosenberger                36         Vice President,    Controller-Institutional Business (1998-present),
                                                Secretary and     Phoenix Investment Partners, Ltd., Associate Director-
                                                  Treasurer       Information Technology Business Management and Associate
                                                                  Director-Finance and Control (1994 to 1998), SBC Warburg Dillon
                                                                  Read (a division of Swiss Bank Corp.), General Accounting Manager-
                                                                  Docusystems Division (1/94-11/94), Rand McNally.

Prior to this offering, all of the outstanding shares of the Fund were owned by
[             ].

         No officer or employee of the Fund receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an "interested person" of the Fund (as defined in the
Investment Company Act of 1940) $         per year plus $     per Board meeting
attended in person or by telephone, and reimburses each such Director for travel and out-of-pocket expenses.

         During the year ended December 31, 1998, the non-interested Directors of the Fund earned the compensation set forth below in their capacities as Directors/Trustees of funds in the Phoenix fund complex, which, as of December 31, 1998, consisted of [ ] registered management investment companies or series thereof. Total compensation from the Fund and the Phoenix fund complex paid to
each Board member is capped at [$   ]. It is estimated that the non-interested
Directors will receive from the Fund the amounts set forth below for the fiscal year ending December 31, 1999.


                                            1999 Estimated
                                              Aggregate                                Aggregate
                                             Compensation                            Compensation
    Name of Board Member                     From the Fund                         From Fund Complex
    --------------------                   -----------------                       -----------------
Philip R. McLoughlin                           [TO COME]                               [TO COME]
Allen Weintraub                                [TO COME]                               [TO COME]
Everett L. Morris                              [TO COME]                               [TO COME]
Donald Lee Rome                                [TO COME]                               [TO COME]

                             PORTFOLIO TRANSACTIONS

         The Advisers are responsible for the Fund's asset allocation determinations, decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

         The Advisers' primary considerations in selecting brokers to effect securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There may be many instances when, in the judgment of the Advisers, more than one firm can offer comparable execution services. In selecting among such firms, consideration will be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisers, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

         The Advisers are able to fulfill their obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, they consider access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisers, and does not reduce the Advisers' normal research activities in rendering investment advice. It is possible that the Advisers' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other accounts which the Advisers manage may own from time to time the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more issuers or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the issuers and accounts on a good faith equitable basis by the Advisers in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Advisers' organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Although the Advisory Agreements contain no restrictions on portfolio turnover, under normal market conditions, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short term trading. The portfolio turnover rate is expected to vary from year to year. Higher portfolio turnover (100% or more) results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                        DETERMINATION OF NET ASSET VALUE

         The Fund's investments are valued after the close of business on the New York Stock Exchange no less frequently than Thursday of each week (except where such Thursday is not a business day, in which case the first business day immediately preceding such Thursday) and the last business day of each month, using available market quotations or at fair value. Substantially all of the Fund's fixed-income investments (excluding short term investments) are valued by one or more independent pricing services ("Services") approved by the Board of Directors. Securities valued by the Services for which quoted bid prices in the judgment of the Services are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Services from dealers in such securities) and asked prices (as calculated by the Services based upon its evaluation of the market for such securities). Other investments valued by the Services are carried at fair value as determined by the Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short term investments are valued on an amortized cost basis. Other investments that are not valued by the Services are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid price is used when no ask price is available. Other Fund investments will be valued at a fair value, as determined by the Board of Directors. Expenses and fees, including the management fee, are accrued weekly and taken into account for the purpose of determining the net asset value of the Fund's shares.

         Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and ask prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Fund will be included in the liability section of the financial statements as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.

         Illiquid securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Services, are valued at fair value as determined in good faith by the Board of Directors. The Board will review the method of valuation on a current basis. In making their good faith valuation of illiquid securities, the Board members generally will take the following factors into consideration: illiquid securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the illiquid securities. Illiquid securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

         The holidays on which the New York Stock Exchange is closed, and on which the Fund's shares will not be traded on the NYSE currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                      TAXES

         The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Fund and to the acquisition, ownership and disposition of shares. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations and rulings now in effect, all of which are subject to change, possibly retroactively. This summary does not purport to discuss all the income tax consequences applicable to the Fund or to investors that may be subject to special tax rules, such as foreign investors, banks, tax-exempt organizations, insurance issuers, dealers in securities or currencies, persons that will hold the shares as part of an integrated investment (including a "straddle") comprised of shares and one or more other positions, or persons having a "functional currency" other than the U.S. dollar. Investors considering the purchase of shares should consult their own tax advisers regarding the application of U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local, or foreign taxing jurisdiction.

         The Fund intends to qualify and to elect to be treated as a regulated investment company ("RIC") under the Code. For each taxable year that the Fund so qualifies, the Fund (but not shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC under the Code, the Fund must make an election to be so treated and must distribute to shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not constitute more than 10% of the voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

         The Fund may acquire zero-coupon or other securities issued with original issue discount. As the holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. The Fund also must include in its gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The use of certain Strategic Transactions, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax.

         Certain constructive sale provisions in the Code generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (each, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

         Income from foreign currencies, and income from transactions in options, futures and forward currency contracts and other income derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Under section 988 of the Code, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

         Income received and gains realized by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce its yield and/or total return thereon. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional shares) generally are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain ("capital gain dividends"), whether received in cash or reinvested in additional shares, when designated as such, are taxable to shareholders as long term capital gain, regardless of how long they have held their Fund shares. See below for a summary of the tax rates applicable to capital gains dividends. A participant in the Automatic Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each shareholder against his or her basis for the shares and will be taxable at capital gains rates (assuming such shares are held as a capital asset) to any shareholder only to the extent the distributions to the shareholder exceed the shareholder's basis for his or her shares. See below for a discussion of capital gains rates. The Fund will notify shareholders following the end of each calendar year of the amounts of dividends and capital gain dividends paid (or deemed paid) that year.

         The Internal Revenue Service has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions out of net capital gain. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, distributions of net capital gain will be allocated between holders of common shares and holders of preferred shares, if any, in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law. Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31st falls.

         An investor should also be aware that, if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and will receive some portion of the purchase price back as a taxable distribution.

         The Fund may elect in the future to retain net realized long term capital gains and pay corporate income tax thereon. In such event, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net realized long term capital gains. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Fund against his federal income tax liability and to claim a refund to the extent that the credit exceeds such liability. In addition, the shareholder would be entitled to increase the basis of his shares for federal income tax purposes by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the tax paid by the Fund.

         Upon the sale or exchange of shares (including a sale pursuant to a share repurchase or tender offer by the Fund), a shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis in the shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long term capital gain or loss if the shares have been held for more than one year. See below for a discussion of the tax rates applicable to capital gains. Any loss recognized on a sale or exchange of shares that were held for six months or less will be treated as long term, rather than short term, capital loss to the extent of any capital gain dividends previously received thereon. A loss recognized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as a result of participation in the Automatic Dividend Reinvestment Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

         The maximum tax rate applicable to net capital gains by individuals and other non-corporate taxpayers is the same as the maximum ordinary income tax rate for capital assets held for one year or less and 20% (10% for taxpayers in the 15% marginal tax bracket) for capital assets held for more than one year. The maximum long term capital gains rate for corporations is 35%.

         The Fund is required to withhold 31% of all dividends, capital gains dividends and repurchase proceeds payable to any individual shareholders and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain dividends paid to such shareholders who otherwise are subject to backup withholding.

         Foreign persons, including non-resident aliens, who invest in shares may be subject to United States withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. President Clinton's 1999 Budget includes a provision that would exempt dividends paid by RICs from U.S. withholding tax if substantially all of the RIC's assets consist of U.S. debt whose interest is exempt from U.S. withholding tax. It is unclear at this time whether the proposal will be enacted or, if enacted, whether dividends paid by the Fund would qualify for exemption. Prospective foreign investors should consult their United States tax advisers concerning the tax consequences to them of an investment in shares.

         The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and shareholders. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

         The Fund has established an Automatic Dividend Reinvestment Plan (the "Plan"). Unless you elect to receive cash, all dividend and capital gains distributions declared for your shares of the Fund will be automatically reinvested by The Bank of New York, the agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. If you do not elect to participate in the Plan, you will receive all dividends and distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

         Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares. The number of shares is determined as follows:

                  (i) If the Fund's shares are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares at the greater of net asset value or 95% of the then current market price.

                  (ii) If the Fund's shares are trading at a discount from net asset value at the valuation date, the Plan Agent receives the dividend or distribution in cash and uses it to purchase shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Shares are allocated to participants' accounts at the average price per share, plus commissions, paid by the Plan Agent for all shares purchased by it. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

         The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Plan Agent compares that day's net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

         In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open- market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

         There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

         The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

         If you participate in the Plan, you may receive benefits not available to shareholders who do not participate in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan
 Agent at [                      ].


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         The Bank of New York will act as the Fund's Custodian. The Custodian may employ sub-custodians outside the U.S. approved by the Board of Directors in accordance with regulations under the Investment Company Act of 1940. The Bank of New York also will act as the Fund's Transfer and Dividend Disbursing Agent.

                              DESCRIPTION OF SHARES

         The Fund is a newly organized corporation, incorporated under the laws of Maryland pursuant to its Articles of Incorporation. The Fund is authorized to issue 110,000,000 shares of stock, consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, par value $.001 per share. The Fund is issuing only common stock in this offering. Each share of common stock has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. If the Fund issues preferred stock, the preferred stock will have rights as to dividends or liquidation or both that will be superior to the rights of the common stock. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, or as may be provided by contract, the Fund's common stock has no preemptive, subscription or conversion rights and is freely transferable. The Fund will send annual and semi-annual financial statements to all shareholders.

         The Fund has no present intention of offering additional shares, except as described herein and under the Automatic Dividend Reinvestment Plan, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of its shares, if made, will require approval of the Fund's Board of Directors. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

         The shares will be listed on the New York Stock Exchange under the
symbol ["        ."]

ANTI-TAKEOVER PROVISIONS

         The Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Directors is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. Subject to the rights of holders of preferred stock to remove directors, a Director may be removed from office only for cause by the affirmative vote of the holders of at least two-thirds of the shares entitled to be cast in the election of directors.

BUSINESS COMBINATIONS

         The Fund is subject to the business combination statute of the Maryland General Corporation Law ("MGCL"). Under this statute, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns ten percent or more of the voting power of the corporation's shares or an affiliate or associate (as defined in the MGCL) of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then-outstanding voting stock of the corporation (an "Interested Stockholder") or an affiliate of such an Interested Stockholder are prohibited for five years after the most recent date on which the Interested Stockholder becomes an Interested Stockholder. Thereafter, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the Interested Stockholder with whom (or with whose affiliate) the business combination is to be effected or by an affiliate or associate of the Interested Stockholder, voting together as a single group, unless, among other conditions, the corporation's common stockholders receive at least a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares. These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

CLOSED-END FUND STRUCTURE

         The Fund is a newly-organized closed-end fund. Closed-end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. In a mutual fund, shares may be redeemed or bought back by the mutual fund at "net asset value" if the shareholder wishes to sell the shares of the fund. Also, mutual funds generally offer new shares on a continuous basis to new investors, whereas closed-end funds do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.

CONVERSION TO OPEN-END FUND

         The Fund may be converted to an open-end investment company at any time by an amendment to the Articles of Incorporation. Such an amendment would require the favorable vote of the holders of at least 662/3% of all the votes entitled to be cast on the matter, including any preferred stock unless the terms of the preferred stock provide otherwise. Under the Investment Company Act of 1940, conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its net assets would be invested in illiquid securities, or other illiquid assets, or securities which are restricted as to resale. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. In the event of conversion, the shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems and shareholders may experience adverse tax consequences. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act of 1940) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load.

         The Board of Directors believes that the closed-end structure is desirable, in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund's shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of such shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund.

         The Fund's Board of Directors might consider, from time to time, engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. There is, of course, no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

         Although these actions could have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940.

                                  UNDERWRITING

         We have entered into an underwriting agreement with the underwriters named below, for whom Prudential Securities Incorporated and [NAME OF CO-MANAGER[S]] are acting as representatives. We are obligated to sell, and the underwriters are obligated to purchase, all of the shares offered on the cover page of this prospectus, if any are purchased. Subject to certain conditions of the underwriting agreement, each underwriter has severally agreed to purchase the shares indicated opposite its name.


                                                                       NUMBER
UNDERWRITERS                                                          OF SHARES
Prudential Securities Incorporated
[name of co-manager] ..............................................
[name of co-manager] ..............................................


Total .............................................................

         The underwriters may sell more shares than the total number of shares offered on the cover page of this prospectus and they have, for a period of 45 days, an over-allotment option to purchase up to 600,000 additional shares from us. If any additional shares are purchased, the underwriters will severally purchase the shares in the same proportion as per the table above.

         The representatives of the underwriters have advised us that the shares will be offered to the public at the offering price indicated on the cover page of this prospectus. The underwriters may allow to selected dealers a concession of $[ ] per share and such dealers may reallow a concession of $[ ] per share to certain other dealers. After the shares are released for sale to the public, the representatives may change the offering price and the concessions. The representatives have informed us that the underwriters do not intend to sell shares to any investor who has granted them discretionary authority.

         W.S. Griffith, one of the Fund's investment advisers, out of its own assets, has agreed to pay to the underwriters the following fees, assuming both no exercise and full exercise of the underwriters' over-allotment option to purchase additional shares:


                                                                              TOTAL FEES
                                                           -------------------------------------------------
                                                 FEE         Without Exercise of       FULL EXERCISE OF
                                              PER SHARE     Over-Allotment Option    OVER-ALLOTMENT OPTION
                                              ---------     ---------------------    ---------------------
Fees paid by W.S. Griffith


         In addition, we estimate that the expenses for this offering will be $[ ], including approximately $250,000 to be paid to the underwriters as reimbursement of certain of their expenses in connection with this offering. We will pay the first $0.02 per share of offering expenses from our assets. W.S. Griffith has agreed to pay or to reimburse the underwriters for all expenses in excess of $0.02 per share. We and the Advisers have each agreed to indemnify the underwriters or contribute to losses against certain liabilities, including liabilities under the Securities Act.

         We, our officers and trustees have entered into lock-up agreements pursuant to which we, our officers and trustees have agreed not to offer or sell any shares of common stock or securities convertible into or exchangeable or exercisable for shares of common stock for a period of 180 days from the date of this prospectus. Prudential Securities may, at any time and without notice, waive the terms of these lock-up agreements specified in the underwriting agreement.

         Prior to the offering, there has been no public market for the shares of our Fund. The public offering price, negotiated between the Fund and the representatives, is based upon various factors such as the yields and financial characteristics of investment companies that the Fund and the representatives believe are comparable to this Fund, the Fund's expected performance and yield, estimates of future earnings prospects of the Fund as a whole, the current state of the relevant bond markets and the prevailing market conditions.

         In order to meet the requirements for listing the shares on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 shares to a minimum of 2,000 beneficial holders.

         Prudential Securities, some of the other underwriters and their respective affiliates have, from time to time, performed, or may in the future perform, various investment banking and financial advisory services on a fee for services basis for the Fund, the Advisers and their affiliates.

         Prudential Securities, on behalf of the underwriters, may engage in the following activities in accordance with the securities rules:

         - Over-allotments involving sales in excess of the offering size, creating a short position. Prudential Securities may elect to reduce this short position by exercising some or all of the over-allotment option;

         - Stabilizing and short covering: stabilizing bids to purchase the shares are permitted if they do not exceed a specified maximum price. After the distribution of shares has been completed, short covering purchases in the open market may also reduce the short position. These activities may cause the price of the shares to be higher than would otherwise exist in the open market.

         - Penalty bids to permit the representatives to reclaim commissions from a syndicate member for the shares purchased in the stabilizing or short covering transactions.

         Such activities, which may be commenced and discontinued at any time, may be effected on the NYSE, in the over-the-counter market or otherwise.

                             ADDITIONAL INFORMATION

         Statements contained in this Prospectus as to the content of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Fund's Registration Statement. Each such statement is qualified in all respects by such reference and the exhibits and schedules thereto. The Fund's Registration Statement and such exhibits and schedules may be obtained from the SEC at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. The Fund's shares have been approved for listing on the NYSE under the symbol "____," subject to official notice of issuance and, as such, similar information concerning the Fund will be available for inspection and copy at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         The Fund intends to furnish shareholders with annual reports containing audited financial statements and a report thereon by independent certified public accountants.

                                 LEGAL OPINIONS

         Mayer, Brown & Platt will render legal opinions with respect to certain matters on behalf of the Fund. Certain legal matters in connection with the shares offered hereby will be passed upon for the Fund and its affiliated entities and the underwriters with respect to Maryland law by Ballard Spahr Andrews & Ingersoll LLP, and for the underwriters by Cleary, Gottlieb, Steen & Hamilton.

                                     EXPERTS

         The statement of assets and liabilities of the Fund included in this Prospectus has been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                    [TO COME]

                                   APPENDIX A

                           RATINGS OF CORPORATE BONDS


DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                                   APPENDIX B


                           RATINGS OF COMMERCIAL PAPER


DESCRIPTION OF COMMERCIAL PAPER RATINGS OF STANDARD & POORS RATINGS GROUP:

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

         A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



DESCRIPTION OF COMMERCIAL PAPER RATINGS OF MOODY'S INVESTORS SERVICES, INC.

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         P-1 (PRIME-1):  Superior capacity for repayment.

         P-2 (PRIME-2):  Strong capacity for repayment.

                                   APPENDIX C

                        GENERAL CHARACTERISTICS AND RISKS
                            OF STRATEGIC TRANSACTIONS


         In order to seek to hedge against changes in the value of its portfolio securities, the Fund may from time to time engage in certain hedging and risk management strategies. The Fund will engage in such activities from time to time in The Advisers' discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Fund may purchase and sell put and call options on securities and financial indices. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security would be designed to protect the Fund's holdings in a security against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. All put and call options written by the Fund will be covered.

         The Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Characteristics. The Fund may purchase and sell futures contracts and purchase put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements and future risk management. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures Contracts and Options on Futures Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC and will be entered into only for bona fide hedging purposes or other appropriate risk management and duration management or other appropriate portfolio strategies. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities.

         The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only for hedging or to manage against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Advisers reserve the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so.

         Strategic Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on The Advisers' ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund. Losses due to Strategic Transactions will reduce net asset value.

         The Fund's investments in Strategic Transactions may be limited or affected by certain provisions of the Code.

UNTIL      , ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR
NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
--------------------------------------------------------------------------------











                                                 UFF & PHELPS UTILITIES
                                                    BOND FUND, INC.











                                                        [LOGO]











                                                 PRUDENTIAL SECURITIES

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS

         Part A--Report of Independent Accountants.
                 Statement of Assets and Liabilities.
                 *To be furnished by amendment.

         Part B--None.

(2)      EXHIBITS

A list of exhibits filed with this registration statement is contained on the
Exhibit Index immediately preceding the exhibits and is incorporated herein by reference.

ITEM 25.  MARKETING ARRANGEMENTS

Reference is made to the Form of Underwriting Agreement for Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration Fee................................................. $
New York Stock Exchange listing fee..............................
Printing (other than certificates)...............................
Engraving and printing certificates..............................
Fees and expenses of qualification under state securities laws
   (excluding fees of counsel)...................................
Accounting fees and expenses.....................................
Legal fees and expenses..........................................
NASD fee.........................................................
Miscellaneous....................................................
                                                                 ---------------
Total............................................................ $
                                                                 ===============

-------------------
* To be furnished by amendment.

ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Prior to March [ ], 1999 the Fund had no existence. As of the effective date, the Fund will have entered into a Subscription Agreement for [ ] shares with [ ] and an Underwriting Agreement with respect to [ ] shares with the underwriters.

*Organization Table to be furnished by amendment.

ITEM 28.  NUMBER OF HOLDERS OF SHARES


                                                               NUMBER OF
TITLE OF CLASS                                              RECORD HOLDERS
--------------                                              --------------

Common Shares.......................................               0


ITEM 29.  INDEMNIFICATION

*To be furnished by amendment.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not Applicable

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The Fund's accounts, books and other documents are currently located at the
offices of the Registrant, [Address] and at the offices of [             ], the
Registrant's Custodian and [              ], the Registrant's Transfer Agent and
Dividend Disbursing Agent.

ITEM 32.  MANAGEMENT SERVICES

Not Applicable

ITEM 33.  UNDERTAKINGS

The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut, on March 9, 1999.

                                PHOENIX DUFF & PHELPS UTILITIES BOND, INC.

                                /s/ Philip R. McLoughlin
                                ------------------------------------------------
                                Philip R. McLoughlin
                                Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on March 9, 1999.



         Signature                        Capacity                     Date
         ---------                        --------                     ----


/s/ Philip R. McLoughlin         Chairman, Chief Executive         March 9, 1999
----------------------------
Philip R. McLoughlin             Officer and President



/s/ James W. Rosenberger         Principal Financial Officer       March 9, 1999
----------------------------
James W. Rosenberger


/s/ James W. Rosenberger         Comptroller                       March 9, 1999
----------------------------
James W. Rosenberger


/s/ Philip R. McLoughlin         Director                          March 9, 1999
----------------------------
Philip R. McLoughlin


/s/ Donald Lee Rome              Director                          March 9, 1999
----------------------------
Donald Lee Rome


/s/ Allen Weintraub              Director                          March 9, 1999
----------------------------
Allen Weintraub


/s/ Everett L. Morris            Director                          March 9, 1999
----------------------------
Everett L. Morris

                                  EXHIBIT INDEX

 (a)     Articles of Incorporation
 (b)     By-Laws*
 (c)     Inapplicable
 (d)     Form of Specimen Certificate*
 (e)     Form of Dividend Reinvestment Plan*
 (f)     Inapplicable
 (g)     Form of Investment Management Agreement*
 (h)     Form of Underwriting Agreement*
 (i)     Inapplicable
 (j)     Form of Custodian Agreement*
 (k)     Form of Administration Agreement*
 (l)(i)  Opinion and Consent of Counsel to the Fund*
 (l)(ii) Tax Opinion of Counsel to the Fund (Consent contained in Exhibits (l)(i))*
 (m)     Inapplicable
 (n)     Consent of Independent Public Accountants*
 (o)     Inapplicable
 (p)     Initial Subscription Agreement*
 (q)     Inapplicable
 (r)     Financial Data Schedule*

---------------
*To be Filed by Amendment